Ultra Series Fund

Supplement Dated October 8, 2009 to the Prospectus

This Supplement dated October 8, 2009 amends the Prospectus of Ultra Series Fund dated May 1, 2009, as supplemented May 1, 2009, July 1, 2009, September 30, 2009 and October 2, 2009.

In addition, this Supplement supersedes the disclosure contained in the September 30, 2009 and October 2, 2009 Supplements relating to the Small Cap Growth Fund

Please keep this Supplement with your records.

Small Cap Growth Fund

Currently, the Small Cap Growth Fund is managed by Madison Asset Management, LLC (“MAM”) and subadvised by Paradigm Asset Management Co., LLC (“Paradigm”). Effective November 30, 2009, Paradigm will no longer subadvise the fund and instead, MAM will retain full management responsibilities over the fund. Neither the fund’s investment objective nor its principal investment strategies will change as a result of this change in management.